UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 17, 2012

NAPCO SECURITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

(631) 842-9400
(Registrant’s telephone number including area code)

________________________________________________
(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

❖
The 2012 annual meeting of the shareholders of Napco Security Technologies, Inc. (the “Company”) was held on December 17, 2012. Matters voted on at the annual meeting and the results thereof were as follows:

❖	The following individuals were elected to the Company’s Board of Directors to hold office until the Annual Meeting after the 2015 fiscal year.

	For	Withheld
Paul Stephen Beeber	11,596,986	143,246
Randy B. Blaustein	11,197,309	542,925
Donna A. Soloway	11,496,583	243,649

❖	At the Annual Meeting, the proposal to adopt the 2012 Employee Stock Option Plan was approved.
For	Against	Abstain
10,705,468	988,344	46,420

❖	At the Annual Meeting, the proposal to adopt the 2012 Non-Employee Stock Option Plan was approved.
For	Against	Abstain
10,678,381	1,009,991	51,860

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-under duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date:	February 1, 2013	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer